UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2011

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Massachusetts Ave NW, Washington, District of Columbia		20001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information set forth in the first sentence of Item 7.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 12, 2011, Blackboard Inc. (the "Company") issued a press release announcing the reaffirmation of its guidance for the fourth quarter and full year of 2010. The press release also provides initial financial guidance for the first quarter and full year 2011. In addition, the press release announced that the Company completed the acquisition of Presidium Inc. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated January 12, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

January 12, 2011	By:	/s/ John E. Kinzer

Name: John E. Kinzer
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	99.1 Press release dated January 12, 2011